EXHIBIT 32.2

CERTIFICATION OF PERIODIC REPORT



I, R. B. Harris, Acting Financial Officer of Royal Holiday Mobile Estates ( the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1) the Quarterly Report on Form 10-QSB/A of the Company for the Quarter ended June 30, 2002 (the " Report") fully complies with the requirements of Section 13
(a) or 15 (d) of the Securities Exchange Act of 1934 ( 15 U.S.C. 78m or 78o (d); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated:    September 22, 2003





                         /s/ R. B. Harris
                         ----------------
                         R. B. Harris, Acting Financial Officer